SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 11, 2005

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2949
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WISCONSIN ENERGY CORPORATION

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information under Item 8.01 is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

Wisconsin Energy Corporation's 2004 Annual Financial Statements and Management's Report on Internal Control Over Financial Reporting are contained in Exhibits 99.1 and 99.2, respectively, filed herewith and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

        (c)     Exhibits

23     Consents of Experts and Counsel

 23.1  Deloitte & Touche LLP -- Milwaukee, WI, Consent of Independent Registered
       Public Accounting Firm for the years ended December 31, 2004, December 31, 2003 and December 31, 2002.

99     Additional Exhibits

 99.1  Wisconsin Energy Corporation's 2004 Annual Financial Statements.

 99.2  Management's Report on Internal Control Over Financial Reporting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

/s/ STEPHEN P. DICKSON
Date: February 11, 2005	Stephen P. Dickson -- Controller and
Chief Accounting Officer